Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Feb-00

Collection Period                            January 2, 2000          to             February 1, 2000
Determination Date                          February 9, 2000
Distribution Date                          February 14, 2000

Available Amounts
-----------------

          Scheduled Payments plus Payaheads, net of Excluded Amounts                 9,663,216.04
          Prepayment Amounts                                                           388,356.59
          Recoveries                                                                         0.00
          Investment Earnings on Collection Account and Reserve Fund                     6,396.41
          Late Charges                                                                   6,139.94
          Servicer Advances                                                          2,618,880.74

          Total Available Amounts                                                   12,682,989.72
          -----------------------                                                   -------------

Payments on Distribution Date
-----------------------------
  (A)**   Trustee Fees (only applicable pursuant to an Event of Default)                     0.00
  (A)     Unreimbursed Servicer Advances to the Serciver                                     0.00
  (B)     Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer               0.00
  (C)     Interest due to Class A-1 Notes                                              431,718.78
  (D)     Interest due to Class A-2 Notes                                              419,782.58
  (E)     Interest due to Class A-3 Notes                                              584,443.67
  (F)     Interest due to Class A-4 Notes                                              380,594.75
  (G)     Interest due to Class B Notes                                                 25,313.86
  (H)     Interest due to Class C Notes                                                 25,828.97
  (I)     Interest due to Class D Notes                                                 43,622.26
  (J)     Interest due to Class E Notes                                                 28,051.29
  (K)     Class A-1 Principal Payment Amount                                         9,911,438.03
  (L)     Class A-2 Principal Payment Amount                                                 0.00
  (M)     Class A-3 Principal Payment Amount                                                 0.00
  (N)     Class A-4 Principal Payment Amount                                                 0.00
  (O)     Class B Principal Payment Amount                                             131,801.05
  (P)     Class C Principal Payment Amount                                             131,801.05
  (Q)     Class D Principal Payment Amount                                             210,881.68
  (R)     Class E Principal Payment Amount                                             105,440.82
  (S)     Additional Principal to Class A-1 Notes                                            0.00
  (T)     Additional Principal to Class A-2 Notes                                            0.00
  (U)     Additional Principal to Class A-3 Notes                                            0.00
  (V)     Additional Principal to Class A-4 Notes                                            0.00
  (W)     Additional Principal to Class B Notes                                              0.00
  (X)     Additional Principal to Class C Notes                                              0.00
  (Y)     Additional Principal to Class D Notes                                              0.00
  (Z)     Additional Principal to Class E Notes                                              0.00
  (AA)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer             117,738.88
  (AB)    Deposit to the Reserve Fund                                                  134,532.05
  (BC)    Excess to Certificateholder                                                        0.00

          Total distributions to Noteholders and Certificateholders                 12,682,989.72
          ---------------------------------------------------------                 -------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
                    Trustee fees due on Distribution Date                                      0.00

Unreimbursed Servicer Advances
------------------------------
                    Unreimbursed Servicer Advances                                             0.00

Monthly Servicing Fee Schedule, If Servicing has been transferred
-----------------------------------------------------------------
              (i)   Servicing Fee Percentage                                                   0.40%
              (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period 353,216,648.19
              (iii) Servicing Fee (((i)/12 X (ii))                                             0.00
              (iv)  Servicing Fee accrued but not paid in prior periods                        0.00

                    Total Servicing Fee due and accrued ((iii) + (iv))                         0.00

                    Servicing Fee carried forward                                              0.00

                    Monthly Servicing Fee distributed                                          0.00

Class A-1 Interest Schedule
---------------------------
                    Opening Class A-1 principal balance                               81,799,111.30
                    Class A-1 Interest Rate                                                 6.12905%
                    Number of days in Accrual Period                                             31
                    Current Class A-1 interest due                                       431,718.78
                    Class A-1 interest accrued but not paid in prior periods                   0.00
                    Total Class A-1 interest due                                         431,718.78
                    Class A-1 interest carried forward                                         0.00

                    Class A-1 interest distribution                                      431,718.78

Class A-2 Interest Schedule
---------------------------
                    Opening Class A-2 principal balance                               77,498,323.00
                    Class A-2 Interest Rate                                                 6.50000%
                    Current Class A-2 interest due                                       419,782.58
                    Class A-2 interest accrued but not paid in prior periods                   0.00
                    Total Class A-2 interest due                                         419,782.58
                    Class A-2 interest carried forward                                         0.00

                    Class A-2 interest distribution                                      419,782.58

Class A-3 Interest Schedule
---------------------------
                    Opening Class A-3 principal balance                              105,463,520.00
                    Class A-3 Interest Rate                                                 6.65000%
                    Current Class A-3 interest due                                       584,443.67
                    Class A-3 interest accrued but not paid in prior periods                   0.00
                    Total Class A-3 interest due                                         584,443.67
                    Class A-3 interest carried forward                                         0.00

                    Class A-3 interest distribution                                      584,443.67

Class A-4 Interest Schedule
---------------------------
                    Opening Class A-4 principal balance                               67,262,695.00
                    Class A-4 Interest Rate                                                 6.79000%
                    Current Class A-4 interest due                                       380,594.75
                    Class A-4 interest accrued but not paid in prior periods                      -
                    Total Class A-4 interest due                                         380,594.75
                    Class A-4 interest carried forward                                            -

                    Class A-4 interest distribution                                      380,594.75

Class B Interest Schedule
----------------------------------
                    Opening Class B principal balance                                  4,415,208.51
                    Class B Interest Rate                                                   6.88000%
                    Current Class B interest due                                          25,313.86
                    Class B interest accrued but not paid in prior periods                        -
                    Total Class B interest due                                            25,313.86
                    Class B interest carried forward                                              -

                    Class B interest distribution                                         25,313.66

Class C Interest Schedule
-------------------------

                    Opening Class C principal balance                                                   4,415,208.51
                    Class C Interest Rate                                                                    7.02000%
                    Current Class C interest due                                                           25,828.97
                    Class C interest accrued but not paid in prior periods                                         -
                    Total Class C interest due                                                             25,828.97
                    Class C interest carried forward                                                               -

                    Class C interest distribution                                                          25,828.97


Class D Interest Schedule
-------------------------

                    Opening Class D principal balance                                                   7,064,333.42
                    Class D Interest Rate                                                                    7.41000%
                    Current Class D interest due                                                           43,622.26
                    Class D interest accrued but not paid in prior periods                                      0.00
                    Total Class D interest due                                                             43,622.26
                    Class D interest carried forward                                                            0.00

                    Class D interest distribution                                                          43,622.26


Class E Interest Schedule
-------------------------

                    Opening Class E principal balance                                                   3,532,166.22
                    Class E Interest Rate                                                                    9.53000%
                    Current Class E Interest due                                                           28,051.29
                    Class E interest accrued but not paid in prior periods                                      0.00
                    Total Class E interest due                                                             28,051.29
                    Class E interest carried forward                                                            0.00

                    Class E interest distribution                                                          28,051.29


Class A-1 Principal Schedule
----------------------------

                    Class A-1 Maturity Date                                                          January 6, 2001
              (i)   Opening Class A-1 principal balance                                                81,799,111.30
              (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance       353,216,648.19
              (iii) ADCB as of last day of the Collection Period                                      342,672,565.18
                    Monthly Principal Amount ((ii)-(iii))                                              10,544,083.01
              (iv)  Class A-1 Principal Payment Amount                                                  9,911,438.03
                    Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                      9,911,438.03
                    Class A-1 Principal Payment Amount distribution                                     9,911,438.03
                    Principal carryforward Class A-1                                                            0.00

                    Class A-1 Principal Balance after current distribution                             71,887,673.27


Class A Principal Payment Amount
--------------------------------

              (i)   Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount        332,023,649.30
              (ii)  Class A Target Investor Principal Amount (94.0% * ending ADCB)                    322,112,211.27
                    Class A Principal Payment Amount                                                    9,911,438.03
                    Funds available for distribution after Class A-1 distribution                         832,195.53


Class A-2 Principal Schedule
----------------------------

                    Opening Class A-2 principal balance                                                77,498,323.00
                    Class A-2 Principal Payment Amount                                                          0.00
                    Class A-2 Principal Payment Amount distribution                                             0.00
                    Principal carryforward Class A-2                                                            0.00

                    Class A-2 principal balance after current distribution                             77,498,323.00

Class A-3 Principal Schedule
----------------------------

                    Opening Class A-3 principal balance                              105,463,520.00
                    Class A-3 Principal Payment Amount                                         0.00
                    Class A-3 Principal Payment Amount distribution                            0.00
                    Principal carryforward Class A-3                                           0.00

                    Class A-3 principal balance after current distribution           105,463,520.00


Class A-4 Principal Schedule
----------------------------

                    Opening Class A-4 principal balance                               67,262,695.00
                    Class A-4 Principal Payment Amount                                         0.00
                    Class A-4 Principal Payment Amount distribution                            0.00
                    Principal carryforward Class A-4                                           0.00

                    Class A-4 principal balance after current distribution            67,262,695.00


Class B Principal Schedule
--------------------------

                    Opening Class B principal balance                                  4,415,208.51
                    Class B Target Investor Principal Amount (1.25% * ending ADCB)     4,283,407.46
                    Class B Floor                                                     (9,978,409.23)
                    Class B Principal Payment Amount due                                 131,801.05
                    Class B Principal Payment Amount distribution                        131,801.05
                    Principal carryforward Class B                                             0.00

                    Class B principal balance after current distribution               4,283,407.46


Class C Principal Schedule
--------------------------

                    Opening Class C principal balance                                  4,415,208.51
                    Class C Target Investor Principal Amount (1.25% * ending ADCB)     4,283,407.46
                    Class C Floor                                                     (6,979,738.46)
                    Class C Principal Payment Amount due                                 131,801.05
                    Class C Principal Payment Amount distribution                        131,801.05
                    Principal carryforward Class C                                             0.00

                    Class C principal balance after current distribution               4,283,407.46


Class D Principal Schedule
--------------------------

                    Opening Class D principal balance                                  7,064,333.42
                    Class D Target Investor Principal Amount (2.00% * ending ADCB)     6,853,451.74
                    Class D Floor                                                     (1,331,942.78)
                    Class D Principal Payment Amount due                                 210,881.68
                    Class D Principal Payment Amount distribution                        210,881.68
                    Principal carryforward Class D                                             0.00

                    Class D principal balance after current distribution               6,853,451.74


Class E Principal Schedule
--------------------------

                    Opening Class E principal balance                                  3,532,166.22
                    Class E Target Investor Principal Amount (1.00% * ending ADCB)     3,426,725.40
                    Class E Floor                                                        (66,236.94)
                    Class E Principal Payment Amount due                                 105,440.82
                    Class E Principal Payment Amount distribution                        105,440.82
                    Principal carryforward Class E                                             0.00

                    Class E principal balance after current distribution               3,426,725.40

Additional Principal Schedule
-----------------------------
          Floors applicable (Yes/No)                                                                                           No
          Monthly Principal Amount                                                                                  10,544,083.01
          Sum of Principal Payments payable on all classes                                                          10,491,362.63
          Additional Principal payable                                                                                       0.00
          Additional Principal available, if payable                                                                         0.00

          Class A-1 Additional Principal allocation                                                                          0.00
          Class A-1 principal balance after current distribution                                                    71,887,673.27

          Class A-2 Additional Principal allocation                                                                          0.00
          Class A-2 principal balance after current distribution                                                    77,498,323.00

          Class A-3 Additional Principal allocation                                                                          0.00
          Class A-3 principal balance after current distribution                                                   105,463,520.00

          Class A-4 Additional Principal allocation                                                                          0.00
          Class A-4 principal balance after current distribution                                                    67,262,695.00

          Class B Additional Principal allocation                                                                            0.00
          Class B principal balance after current distribution                                                       4,283,407.46

          Class C Additional Principal allocation                                                                            0.00
          Class C principal balance after current distribution                                                       4,283,407.46

          Class D Additional Principal allocation                                                                            0.00
          Class D principal balance after current distribution                                                       6,853,451.74

          Class E Additional Principal allocation                                                                            0.00
          Class E principal balance after current distribution                                                       3,426,725.40


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

   (i)    Servicing Fee Percentage                                                                                           0.40%
  (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                         353,216,648.19
 (iii)    Servicing Fee due (( (i)/12) * (ii))                                                                         117,738.88
  (iv)    Servicing Fee accrued but not paid in prior periods                                                                0.00
          Total Servicing Fee due and accrued ( (iii) + (iv) )                                                         117,738.88
          Servicing Fee carried forward                                                                                      0.00

          Monthly Servicing Fee distributed                                                                            117,738.88


Reserve Fund Schedule
---------------------

          Initial ADCB                                                                                             365,558,126.61
          10% of Initial ADCB                                                                                       36,555,812.66

          Outstanding Principal Amount of the Notes as of the preceding Distribution Date                          351,450,565.96

          ADCB as of the end of the Collection Period                                                              342,672,565.18
          Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                          2,460,153.96
          Prior month Reserve Fund balance                                                                             484,401.42
          Deposit to Reserve Fund - excess funds                                                                       134,532.05
          Interim Reserve Fund Balance                                                                                 618,933.47
          Current period draw on Reserve Fund for Reserve Interest Payments                                                  0.00
          Current period draw on Reserve Fund for Reserve Principal Payments                                                 0.00
          Excess to Certificateholder                                                                                        0.00
          Ending Reserve Fund balance                                                                                  618,933.47

          Reserve Fund balance as a percentage of aggregate note balances as of the first day of the Collection Period       0.18%
          Investment Earnings on Reserve Account                                                                         2,687.43

Heller Equipment Asset Receivables Trust 1999-2
-----------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

          Class A-1
          ---------
          Class A-1 principal balance                          71,887,673.27
          Initial Class A-1 principal balance                  93,400,101.00

          Note Factor                                            0.769674470


          Class A-2
          ---------
          Class A-2 principal balance                          77,498,323.00
          Initial Class A-2 principal balance                  77,498,323.00

          Note factor                                            1.000000000


          Class A-3
          ---------
          Class A-3 principal balance                         105,463,520.00
          Initial Class A-3 principal balance                 105,463,520.00

          Note factor                                            1.000000000


          Class A-4
          ---------
          Class A-4 principal balance                          67,262,695.00
          Initial Class A-4 principal balance                  67,262,695.00

          Note factor                                            1.000000000


          Class B
          -------
          Class B principal balance                             4,283,407.46
          Initial Class B principal balance                     4,569,477.00

          Note factor                                            0.937395562


          Class C
          -------
          Class C principal balance                             4,283,407.46
          Initial Class C principal balance                     4,569,477.00

          Note factor                                            0.937395562


          Class D
          -------
          Class D principal balance                             6,853,451.74
          Initial Class D principal balance                     7,311,163.00

          Note factor                                            0.937395561


          Class E
          -------
          Class E principal balance                             3,426,725.40
          Initial Class E principal balance                     3,655,581.00

          Note factor                                            0.937395560

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

 (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date                               351,450,565.96
 (ii)  Overcollateralization Balance as of the preceding Distribution Date                                             1,766,082.23
 (iii) Monthly Principal Amount                                                                                       10,544,083.01
 (iv)  Available Amounts remaining after the payment of interest                                                      10,743,633.56
 (v)   ADCB as of the end of the Collection Period                                                                   342,672,565.18
       Cumulative Loss Amount                                                                                                  0.00


Class B Floor Calculation
-------------------------

       Class B Floor percentage                                                                                              1.8600%
       Initial ADCB                                                                                                  365,558,126.61
       Cumulative Loss Amount for current period                                                                               0.00
       Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and Overcollateralization E 16,777,790.38
       Class B Floor                                                                                                  (9,978,409.23)


Class C Floor Calculation
-------------------------

       Class C Floor percentage                                                                                              1.4725%
       Initial ADCB                                                                                                  365,558,126.61
       Cumulative Loss Amount for current period                                                                               0.00
       Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and Overcollateralization Balance          12,362,581.87
       Class C Floor                                                                                                  (6,979,738.46)


Class D Floor Calculation
-------------------------

       Class D Floor percentage                                                                                              1.0850%
       Initial ADCB                                                                                                  365,558,126.61
       Cumulative Loss Amount for current period                                                                               0.00
       Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance                          5,298,248.45
       Class D Floor                                                                                                  (1,331,942.78)


Class E Floor Calculation
-------------------------

       Class E Floor percentage                                                                                              0.4650%
       Initial ADCB                                                                                                  365,558,126.61
       Cumulative Loss Amount for current period                                                                               0.00
       Overcollateralization Balance                                                                                   1,766,082.23
       Class E Floor                                                                                                     (66,236.94)

Heller Financial, Inc. is the Servicer (Yes/No)                                                                                 Yes

An Event of Default has occurred (Yes/No)                                                                                        No


10% Substitution Limit Calculation
----------------------------------

       ADCB as of the Cut-off Date:                                                                                  365,558,126.61

       Cumulative DCB of Substitute Contracts replacing materially modified contracts                                             0
       Percentage of Substitute Contracts replacing materially modified contracts                                                 0

       Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                      No

5% Skipped Payment Limit Calculation
------------------------------------

       The percent of contracts with Skipped Payment modifications                                                                0
       The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                          No
       Any Skipped Payments have been deferred later than January 1, 2006                                                       N/A

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                                    353,216,648.19

ADCB as of the last day of the Collection Period                                                                     342,672,565.18

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                                  0.00
Number of Contracts that became Defaulted Contracts during the period                                                             0
Defaulted Contracts as a percentage of ADCB (annualized)                                                                       0.00%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                               386,067.53
Number of Prepaid Contracts as of the last day of the Collection Period                                                           3

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                           0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                        0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                               0.00

Cumulative Servicer Advances paid by the Servicer                                                                      9,336,118.06
Cumulative reimbursed Servicer Advances                                                                                6,717,237.32

Delinquencies and Losses                     Dollars                       Percent
------------------------                     -------                       -------
          Current                       314,596,895.26                     91.81%
          31-60 days past due            17,124,423.29                      5.00%
          61-90 days past due             7,302,793.31                      2.13%
          Over 90 days past due           3,648,453.32                      1.06%
          Total                         342,672,565.18                    100.00%

          31+ days past due              28,075,669.92                      8.19%

     (i)  Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                                             0.00
     (ii) Cumulative Recoveries realized on Default Contracts                                                                  0.00
          Cumulative net losses to date ( (i) - (ii) )                                                                         0.00
          Cumulative net losses as a percentage of the initial ADCB                                                            0.00%